Outset Medical Investor Presentation January 2023

Forward-looking statements This presentation and the accompanying oral statements contain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or similar expressions. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance, and actual results and other events may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. These forward-looking statements include, but are not limited to, statements about the Company’s expected results of operations, including fourth quarter and full year 2022 revenue and 2022 non-GAAP gross margin, statements about our possible or assumed future results of operations and financial position, including expectations regarding projected revenues, and revenue growth rate, gross margin (including non-GAAP gross margin), profitability and outlook, statements regarding our overall business strategy, plans and objectives of management, our expectations regarding the market sizes and growth potential for Tablo and the total addressable market opportunities for Tablo, our planned expansion within the home hemodialysis market and expected drivers of home dialysis adoption, our expectations with respect to anticipated benefits of the TPNIES approval, as well as our expectations regarding the impact of macroeconomic factors on us, our customers and our suppliers. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause actual results to differ materially from those expressed or implied in these forward-looking statements. These risks and uncertainties include: our future financial performance, including our expectations regarding our revenues, cost of revenues, operating expenses, gross margin and our ability to achieve and maintain future profitability; continued execution of our initiatives designed to reduce the cost of producing and shipping Tablo devices and our ability to achieve projected cost reductions at the levels or within the timeframe we estimate; our ability to attain market acceptance among providers and patients; our ability to manage our growth; our expansion into the home hemodialysis market; our ability to ensure strong product performance and reliability; our relations with third-party suppliers, including contract manufacturers and single source suppliers; our ability to overcome manufacturing disruptions; the impact of COVID-19, natural or man-made disasters, and similar events, on our industry, business and results of operations; our ability to offer high-quality support for Tablo; our expectations of the sizes of the markets for Tablo; our ability to innovate and improve Tablo; our ability to effectively manage privacy, information and data security; concentration of our revenues in a single product and concentration of a large percentage of our revenues from a limited number of customers; our ability to compete effectively; our ability to accurately forecast customer demand and manage our inventory; our ability to ensure the proper training and use of Tablo; and our compliance with FDA and other regulations applicable to our products and business operations; as well as other risks and uncertainties described in the Risk Factors section of our public filings with the SEC, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Forward-looking statements should be considered in light of these risks and uncertainties, and you should not rely on these forward-looking statements as predictions of future events. These forward- looking statements speak only as of their date and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. This presentation and the accompanying oral presentation also contain statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. Certain financial information contained in this presentation is preliminary, unaudited, and subject to change or adjustment in connection with the completion of our quarter and year-end closing processes and the preparation of its audited financial statements for the fiscal quarter and year ended December 31, 2022, which will be contained in our related Annual Report on Form 10-K.

Transforming dialysis from the hospital to the home

Reducing the cost and complexity of dialysis SUMMARY Established footprint in $2.5B U.S. acute care market Growing patient base in $8.9B U.S. home market $11.4B U.S. total addressable market1 1. Company estimates based on data contained in U.S. Renal Data System (USRDS) 2021 Annual Data Report 2022 expected revenue of ~$115M 175% CAGR (2018–2022) Multiple tailwinds driving Tablo adoption

7%2 for 1%2 CURRENT STATE Dialysis is one of the largest, most expensive, least-changed sectors of healthcare $73B1 Annual spending on U.S. ESRD patients $41B1 Paid by Medicare 600,0003 Dialysis patients 90M3 Annual dialysis treatments 2022 2030 30% 1. Company estimates based on data contained in USRDS 2021 Annual Data Report Percentage of entire Medicare budget spent on dialysis for ESRD patients, who comprise 1% of the Medicare population (2019) Company estimates based on data contained in USRDS 2022 Annual Data Report 3

135,000 New ESRD patients diagnosed annually in the U.S. 60% Crash into dialysis Acute USRDS 2021 and 2022 Quarterly and Annual Data Reports CURRENT STATE Dialysis care pathways

60% Crash into dialysis 40% Managed into dialysis Clinic 13% 87% Acute Home USRDS 2022 Annual Data Report CURRENT STATE Dialysis care pathways

CURRENT STATE

This is an expensive care delivery model…

60% Crash into dialysis

Acute

34%[1]

30-day hospital readmission rate for hemodialysis patients[1]

Clinic

40% Managed into dialysis

$5,000–$25,000

Average loss by hospital for each inpatient stay for renal failure with dialysis[1]

2021 Medicare Claims data for MS-DRG 682 and MS-DRG 683

$30 billion

Annual cost of in-center dialysis treatment in clinics

Company estimates based on data contained in USRDS 2022 Annual Data Report; League et al, JAMA Feb. 2022; Lin et al Health Affairs, Aug. 2022

1. Hickson LJ. et al. Nephron. 2018; 139(1): 1–12

Dialysis is in need of new solutions CURRENT STATE Hospitals lose money on every treatment Staffing challenges constrain optimal patient care and drive up cost Complicated technologies made home hemodialysis impractical for most patients

We see a technology-driven way forward

Tablo® is a first-of-its- kind technology designed to reduce the cost and complexity of dialysis Single device from ICU to home Connected and intelligent Small and mobile

An all-in-one solution that replaces multiple machines and a water treatment room with a single device

One device, multiple markets $2.5B Acute market Hospital & sub-acute based dialysis $8.9B Home market Home hemodialysis & transitional care $11.4B U.S. TAM Company estimates based on data contained in USRDS 2021 Annual Data Report

One device, multiple markets $11.4B U.S. TAM $2.5B Acute market Hospital & sub-acute based dialysis $8.9B Home market Home hemodialysis & transitional care Company estimates based on data contained in USRDS 2021 Annual Data Report

ACUTE CARE Tablo reduces the cost and complexity of acute dialysis TOTAL POTENTIAL COST SAVINGS 50%–80%1 Potential payback period <1 year 1. Company estimates based on data provided by third party health systems Supplies cost reduction Before Tablo With Tablo Existing ICU machines require numerous dialysate bags for each treatment Tablo creates the dialysate on demand, eliminating the cost and complexity of bags Most hospitals incur the additional cost of outsourcing dialysis to a 3rd party provider Enables hospitals to insource and utilize their existing nursing staff to deliver dialysis Labor cost reduction

ACUTE CARE Tablo can deliver significant savings Hospital St. Mark’s Hospital Location Salt Lake City, Utah Beds 300 ICU beds 24 “(We saw) huge cost savings and high ratings on the training experience, treatment setup and starts, and a 96.2% average success rate.” —Kasi Moore, Nurse Manager $450K Annual estimated savings $500 Savings per Tx ~70% Cost reduction per Tx 50% Labor cost reduction

One device, multiple markets $2.5B Acute market Hospital & sub-acute based dialysis $8.9B Home market Home hemodialysis & transitional care $11.4B U.S. TAM Company estimates based on data contained in USRDS 2021 Annual Data Report

The home market is significantly underpenetrated HOME CARE REIMBURSEMENT Medicare reimbursement misaligned with treatment frequency Historical barriers INCENTIVES Inadequate provider payment incentives TECHNOLOGY Cumbersome technology and training

The home market is poised for change. Outset’s commercial strategy is designed to capitalize on it HOME CARE New financial incentives Medicare Advantage eligibility Clinic staffing shortages Patient preferences

Tablo addresses key barriers to home dialysis adoption and retention HOME CARE 5–6 Treatments per week 100 hours Training per patient 16–24 hours Dialysate prep time per week Historical device 3 Treatments per week <25 hours Training per patient 0 hours Dialysate prep time

HOME CARE

Tablo changes the home benefit-burden ratio

0%

Dropout during in-home period

99%

Adherence to prescribed home treatment frequency

~10%

Controllable attrition

Data from Outset 2019 IDE trial; Alvarez L, May Y, Chertow G, .Early Patient Experience with the Tablo Hemodialysis System; Outset Data Registry, 2022.

For additional clinical evidence, visit https://www.outsetmedical.com/clinical-evidence/

Patients report fewer symptoms on Tablo

Patient-reported outcomes survey comparing in-clinic treatments on Tablo vs their previous dialysis machine

Felt more energized after dialysis
34%

Reported less cramping during treatment
61%

Felt more relaxed during treatment
48%

Had fewer headaches after dialysis
47%

Reported fewer alarms during treatment
78%

Commercial strategy Clinic DRIVERS / BENEFITS New revenue stream Attractive contribution margin Discharge management solution Acute Home DRIVERS / BENEFITS Higher patient adoption of home Faster training Longer retention

A highly efficient business model SINGLE PLATFORM RECURRING REVENUE : ACUTE ~$20K per console per year RECURRING REVENUE : HOME ~$15K per console per year ONGOING REVENUE Initial console purchase generates recurring and predictable consumable and service revenue INITIAL CONSOLE PURCHASE

Strong financial position exiting 2022 Revenue 175% CAGR 2018–2022e ~$115M $261M Cash at Sept. 30, 2022 Secured up to additional $300M in debt financing 4,000 Consoles deployed (cumulative installed base at period end) 3,200 with acute/ sub-acute providers, nearly 800 with home providers ~800 bps Expected gross margin expansion Consistent year-over-year progress toward 50% gross margin milestone

2023 outlook Non-GAAP gross margin ~20% full year Mid-20% range exiting Q4 Commercial execution Land and expand in the Acutes High growth, high retention focus in the Home Revenue guidance $140M–$150M ~22–30% year-over-year growth

Outset Medical 3052 Orchard Drive San Jose, CA 95134 outsetmedical.com 35